                                                                   EXHIBIT 10.19


Return to:

Emmet, Marvin & Martin, LLP
120 Broadway, 32nd Floor
New York, NY  10271
Attn:  Irving C. Apar








                                    - SPACE ABOVE THIS LINE FOR RECORDING DATA -




                             SUBORDINATION AGREEMENT


         This Subordination Agreement (this "AGREEMENT") is made as of April 30, 2003, by and between OCEAN BANK, a Florida banking corporation (the "SENIOR LENDER"); and THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A., a national banking association, as Collateral Agent (the "COLLATERAL AGENT"), on behalf of and for the benefit of the holders from time to time (the "SUBORDINATED CREDITORS") of the 9% Subordinated Secured Convertible Debentures due April 30, 2006 (the "SUBORDINATED DEBENTURES") issued by TERREMARK WORLDWIDE, INC., a Delaware corporation ("TERREMARK").

                                 R E C I T A L S

         A. Terremark and NAP of the Americas, Inc., a Florida corporation and a wholly owned subsidiary of Terremark ("NAPA") (together, the "BORROWERS" and each individually a "BORROWER") are currently indebted to the Senior Lender pursuant to that certain Amended and Restated Credit Agreement dated as of March 31, 2001 among the Borrowers and the Senior Lender (the "SENIOR CREDIT AGREEMENT") and the Senior Note (defined below). The outstanding principal balance of the Senior Note as of the date hereof is [$28,974,552.64] and interest thereon has been paid to and including April 29, 2003. All obligations of the Borrowers to the Senior Lender, whether direct or contingent, now existing or hereafter arising, under the Senior Credit Agreement and the other Senior Loan Documents (as defined below) are herein referred to collectively as the "SENIOR DEBT".

         B. The Senior Debt is evidenced and secured by, INTER ALIA, (i) the Senior Credit Agreement, (ii) that certain Renewal Promissory Note in the original principal amount of [$28,974,552.64] of even date herewith from Borrowers in favor of Senior Lender (the "SENIOR NOTE"), (iii) that certain Leasehold Mortgage, Security Agreement, Assignment of Rents, Leases and Profits dated as of September 5, 2001 from NAPA in favor of Senior Lender recorded in Official Records Book 19890, Page 0695, Public Records of Miami-Dade County, Florida, as modified by that certain Modification of Leasehold Mortgage and Security Agreement, Assignment of Leases and Rents and Fixture Filing and of Assignment of Leases and Rents and Security Deposits by and between NAPA and Senior Lender dated August 7, 2002, recorded in Official Records Book 20591, Page 1313, Public Records of Miami-Dade County, Florida, as further modified by that certain Second Modification of Leasehold Mortgage and Security Agreement, Assignment of Leases and Rents and Fixture Filing, and of Assignment of Leases and Rents and Security Deposits by and between NAPA and Senior Lender dated as of April 30, 2003, to be recorded in the Public Records of Miami-Dade County, Florida (collectively, the "SENIOR MORTGAGE"), which encumbers, INTER ALIA, the



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

Leased Premises (as defined therein) which constitute a part of the real property described in EXHIBIT "A" attached hereto and made a part hereof (iv) that certain Assignment of Leases and Rents and Security Agreements dated as of September 5, 2001 from NAPA in favor of Senior Creditor recorded in Official Records Book 19890, Page 743, Public Records of Miami-Dade County, Florida, (v) UCC-1 Financing Statements, (vi) Guaranty Agreements from the Guarantors (as defined in the Senior Credit Agreement), (vii) Pledge and Security Agreements dated as of September 5, 2001 executed by the Guarantors, and (viii) various other security agreements, pledge agreements, UCC-1 Financing Statements and other instruments, documents and certificates evidencing, securing or relating to the Senior Debt (collectively, the "SENIOR LOAN DOCUMENTS", which term shall include all amendments, modifications, extensions, renewals, consolidations, replacements and substitutions with respect to any of the foregoing documents).

         C. The obligations of Terremark to the Subordinated Creditors pursuant to the Subordinated Debentures (the "SUBORDINATED OBLIGATIONS") are secured by the grant to the Collateral Agent, on behalf of the Subordinated Creditors, of a second priority lien on and security interest in NAPA's right, title and interest in and to its property described in the Second Mortgage (the "SUBORDINATED COLLATERAL") pursuant to that certain Second Leasehold Mortgage and Security Agreement and Assignment of Leases and Rents and Fixture Filing (the "SECOND MORTGAGE") (together with the Subordinated Debentures and the UCC-1 financing statements and other documents intended to secure the Subordinated Obligations, (the "SUBORDINATED LOAN DOCUMENTS", which term shall include all amendments, modifications, extensions, renewals, consolidations, replacements and substitutions with respect to any of the foregoing documents).

         D. The term "SUBORDINATED DEBT" shall mean any indebtedness, obligation or liability of Terremark or NAPA to Subordinated Creditors arising out of or in connection with the Subordinated Loan Documents, including without limitation, the Subordinated Obligations.

         E. It is a condition to the Senior Lender's agreement to enter into the Senior Credit Agreement and to its acceptance of delivery of the Senor Note that the Collateral Agent, on behalf of the Subordinated Creditors, enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. RECITALS; DEFINITIONS. The foregoing recitals are true and correct and are incorporated herein by this reference. Capitalized terms used herein shall have the meanings ascribed to them in this Agreement unless the provisions of this Agreement specify otherwise.

         2. SUBORDINATION.

                  (a) The Collateral Agent, on behalf of Subordinated Creditors, hereby absolutely and unconditionally agrees that, regardless of the sequence of execution and delivery of, or the order of recordation or filing in or any public records registry or filing system of any of the Subordinated Loan Documents and the Senior Loan Documents, and regardless of the priority of any liens created or evidenced by the Senior Loan Documents by the operation of applicable law or otherwise, the Subordinated Loan Documents and the Subordinated Debt shall be and hereby are made unconditionally subject, subordinate and inferior in all respects and for all purposes to: (i) the Senior Debt, including but not limited to, all interest which may hereafter accrue on the Senior Debt, and all future advances made under the Senior Loan Documents, and all interest which may hereafter accrue thereon, except as expressly provided in Section 2(b) below; (ii) the Senior Loan Documents and the liens and security interests created thereby (the "SENIOR LIENS"); (iii) all of the terms, covenants, conditions, representations and warranties contained in the Senior Loan Documents; (iv) any and all amendments, modifications, extensions, renewals, consolidations, replacements and substitutions of and to any of Senior Loan Documents; and (v) all amounts now or hereafter owing by the Borrowers under the Senior Loan Documents, except as otherwise provided in Section 2(b) of this Agreement.




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

                  (b) The subordination of the Subordinated Debt under this Agreement will not extend to any future advances made by the Senior Lender under the Senior Loan Documents other than those made: (i) to cure any defaults under the Lease (as defined in the Senior Credit Agreement), (ii) to cure any defaults under the Subordinated Loan Documents or the Senior Loan Documents, (iii) to protect and preserve the lien and priority of, and the validity and enforceability of, any of the Senior Loan Documents, or (iv) to enforce the provisions of any of the Senior Loan Documents, including, all costs and expenses incurred by Senior Lender in the exercise of any of its rights or remedies under any of the Senior Loan Documents, together with any interest accrued on any future advances described in clauses (i) through (iv).

                  (c) Until all of the Senior Debt shall have been indefeasibly paid in full, the Borrowers shall not, directly or indirectly, make any payment on account of, or transfer any collateral in addition to the Subordinated Collateral, for any part of the Subordinated Debt, or any other indebtedness or obligations of the Borrowers to the Subordinated Creditors, and neither the Collateral Agent nor the Subordinated Creditors shall demand or accept from the Borrowers or any other person or entity any such payment or additional collateral, nor cancel, set off or otherwise discharge any part of the Subordinated Debt, whether by acceleration or otherwise, and none of the Borrowers, the Collateral Agent or the Subordinated Creditors shall otherwise take or permit any action in violation of the terms of this Agreement. Notwithstanding the foregoing: (i) interest is permitted to be paid by Terremark (and accepted and retained by the Subordinated Creditors) as and when required by the terms of the Subordinated Debentures in effect as of the date of this Agreement; and (ii) principal payments may be paid by Terremark (and accepted and retained by the Subordinated Creditors), in each case only so long as: (x) no Default or Event of Default (as those terms are defined or described in the Senior Loan Documents) then exists, and (y) any such payment of principal or interest does not create a Default or Event of Default under any of the Senior Loan Documents.

                  (d) If any payment on the Subordinated Debt is not made when originally due because of the provisions of Section 1(c) above (a "POSTPONED PAYMENT"), such Postponed Payment shall be permitted to be made by Terremark (and permitted to be accepted and retained by the Subordinated Creditors), if and only if: (i) the Default or Event of Default giving rise to the prohibition against payment to the Subordinated Creditors at the time originally due because of the provisions of Section 1(c) above has been cured and (ii) no other Default or Event of Default then exists under any of the Senior Loan Documents.

                  (e) Until the Subordinated Debt is indefeasibly paid in full, the Senior Lender agrees to provide to the Collateral Agent written notice of the occurrence of any Default or Event of Default under the Senior Loan Documents, such written notice to be given to Collateral Agent at the same time as written notice is given to Borrowers; provided, however, that the failure of Lender to deliver such written notice to Collateral Agent shall not affect any of the rights of the Senior Lender under this Agreement or any of the Senior Loan Documents, or the priority of the Senior Loan Documents and Senior Liens as provided in the Senior Loan Documents and this Agreement, and shall not constitute a release, waiver or impairment of any obligation or liability of Borrowers under the Senior Loan Documents.

                  (f) The Subordinated Obligations will include any obligations or liabilities of Borrowers arising from any claims for rescissions asserted by any of the Subordinated Creditors.

         3. SUBORDINATED LOAN DOCUMENTS. The Collateral Agent, on behalf of Subordinated Creditors, hereby agrees with Senior Lender as follows:

                  (a) Neither Collateral Agent nor any Subordinated Creditor will execute, deliver or record any of the Subordinated Loan Documents without first obtaining the prior written consent of Senior Lender, which consent shall not be unreasonably withheld or delayed, unless the Senior Lender has first recorded the Senior Loan Documents granting Senior Lender a perfected security interest in the collateral in which recording the applicable Subordinated Loan Document would perfect Subordinated Creditors' security interest.



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

                  (b) Neither Collateral Agent nor any Subordinated Creditor shall amend or modify any of the Subordinated Loan Documents without the prior written consent of Senior Lender, provided that, the Collateral Agent, the Subordinated Creditors, or the Borrowers may amend or modify any Subordinated Loan Document without the consent of the Senior Lender if the following conditions are fulfilled: (i) such amendment or modification is necessary or appropriate in Subordinated Creditors' reasonable business judgment to attach, perfect or preserve any security interest of Subordinated Creditors in the Subordinated Collateral, (ii) such amendment or modification does not increase the then outstanding principal balance of the Subordinated Obligations, shorten the payment period with respect to payments of principal or interest, increase the interest rate applicable to the Subordinated Debentures, or amend or purport to amend the terms by which the Subordinated Debentures are subject to this Subordination Agreement, and (iii) such amendment or modification does not materially increase the financial obligations of Borrowers.

                  (c) The aggregate principal balance of the Subordinated Debentures shall not at any time exceed $25,000,000 and the principal amount secured by the Subordinated Loan Documents shall not at any time exceed $25,000,000, plus any future advances made by Collateral Agent under the Subordinated Loan Documents: (i) to cure any defaults under the Lease, (ii) to cure any defaults under the Subordinated Loan Documents or Senior Loan Documents, (iii) to protect and preserve the lien and priority of, and the validity and enforceability of, the Subordinated Loan Documents, and (iv) to enforce the provisions of any of the Subordinated Loan Documents, including, all costs and expenses incurred by Subordinate Creditors and Collateral Agent in the exercise of any of their rights or remedies under any of the Subordinated Loan Documents.

         4. BANKRUPTCY, INSOLVENCY, ETC. Neither the Collateral Agent nor the Subordinated Creditors will commence or join with each other or any other creditor or creditors of the Borrowers in commencing any bankruptcy, reorganization or insolvency proceedings against the Borrowers.

         5. ENFORCEMENT ACTIONS.

                  (a) Neither the Collateral Agent nor any Subordinated Creditor will take any Enforcement Action with respect to any of the Subordinated Collateral or either Borrower without the Senior Lender's prior written consent, unless and until the Senior Debt has been indefeasibly paid in full and the Senior Loan Documents terminated; PROVIDED, however, that (a) nothing contained herein will be deemed to prohibit the Collateral Agent from intervening or participating in any judicial or bankruptcy proceeding to the extent necessary to preserve or protect the interests of the Subordinated Creditors; and (b) the Collateral Agent will be free to take any Enforcement Action with respect to any of the Subordinate Collateral or either Borrower without any consent from the Senior Lender provided that each of the following conditions shall have been and continue to be met: (i) an Event of Default under the Subordinated Credit Documents (other than an Event of Default arising solely as a result of the occurrence of an Event of Default under the Senior Loan Documents) has occurred and is continuing, (ii) the Collateral Agent has given the Senior Lender written notice of such Event of Default, and (iii) the Senior Lender has not taken and pursued in good faith any Enforcement Action within 60 days after the date that each of the conditions in clauses (i) through (iii), inclusive of this proviso have been met (such 60-day period being herein referred to as the "STANDSTILL PERIOD"). Notwithstanding anything in this Section 5 to the contrary, in the event that the Senior Lender gives the Borrowers written notice that an Event of Default has occurred under any of the Senior Loan Documents, the Senior Lender shall give the Collateral Agent a copy of such notice, and in the event the Senior Lender elects to sell, collect or otherwise dispose of any of the Senior Collateral during the continuation of any Event of Default under any of the Senior Loan Documents, the Senior Lender shall give the Collateral Agent an Enforcement Notice to that effect.

                  (b) Neither the Collateral Agent nor any Subordinated Creditor shall, in any Enforcement Action, name as a defendant any tenant or licensee or occupant under any Lease (as defined in the Second Mortgage) or take any other action to terminate any Lease, nor consent to the termination or voluntary surrender of any Lease, in each case with the prior written consent of Senior Lender.




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

                  (c) In those instances in which the Subordinated Loan Documents confer upon Collateral Agent the right to consent to or approve matters pertaining to the NAPA Lease and the Mortgaged Property (as defined in the Second Mortgage, including, without limitation, Leases, Collateral Agent shall not withhold or delay its consent or approval as to any such matters as to which Borrowers or Senior Lender has requested Collateral Agent's consent or approval, if Senior Lender has given its consent or approval.

                  (d) For purposes of this Agreement, the following terms have the meanings ascribed to them below:

         "ENFORCEMENT ACTION" shall mean, collectively or individually for any person: (i) to make demand for payment of or accelerate the maturity of any of the indebtedness owed by the Borrowers to such person, (ii) to take possession of or to collect any property of the Borrowers, or (iii) to commence the enforcement (by judicial proceedings or otherwise) of any of the rights and remedies with respect to any of the property of the Borrowers existing upon any Event of Default under the Senior Loan Documents or Subordinated Loan Documents, as applicable.

         "ENFORCEMENT NOTICE" shall mean a written notice delivered by the Senior Lender or the Collateral Agent to the other at a time when an Event of Default has occurred and is continuing under the Senior Loan Documents or Subordinated Loan Documents, as applicable (i) specifying the relevant Event of Default and (ii) stating that an Enforcement Action shall commence or has commenced.

         6. ADDITIONAL COVENANTS OF SUBORDINATED CREDITORS. The Collateral Agent, on behalf of the Subordinated Creditors, hereby agrees that so long as any sum shall remains outstanding on the Senior Debt or any other amounts secured by the Senior Loan Documents:

                  (a) The Collateral Agent agrees to deliver written notice to the Senior Lender of any Event of Default (as defined in the Subordination Loan Documents) under the Subordinated Loan Documents and copies of all other notices required to be delivered to the Borrowers under the Subordinated Loan Documents, such written notice to be delivered to Senior Lender at the same time as notice thereof is delivered to the Borrowers;

                  (b) The Senior Lender shall have the right, but not the obligation, to cure any default under the Subordinated Loan Documents, including the right to cure such default by making a future advance under the Senior Loan Documents, and Collateral Agent and Subordinated Creditors agree to accept any such cure timely made by the Senior Lender;

                  (c) The Collateral Agent, on behalf of the Subordinated Creditors, does hereby subordinate to the Senior Liens and the Senior Loan Documents all right, title and interest, if any, in and to all insurance proceeds, condemnation awards, proceeds from the sale of any property or either Borrower, Rents (as defined in the Senior Mortgage), and all other property of any kind or nature now or hereafter encumbered by the Senior Loan Documents or assigned or pledged to Senior Lender pursuant to the provisions of the Senior Loan Documents (including but not limited to all personalty and equipment) in connection with the Senior Debt (collectively, the "Senior Collateral"), and the Collateral Agent, on behalf of the Subordinated Creditors, agrees that the amount of such proceeds, awards and Rents shall be applied pursuant to the terms and provisions of the Senior Mortgage and other Senior Loan Documents;

                  (d) Neither the Collateral Agent nor any of the Subordinated Creditors shall acquire, by subrogation or otherwise, any lien, estate, right or other interest in the Senior Collateral which is or may be prior in right to the Senior Mortgage or the other Senior Loan Documents. To the extent the Collateral Agent or any of the Subordinated Creditors acquires any such lien, estate, right or interest which might otherwise be prior in right to the Senior Mortgage or Senior Loan Documents, such lien, estate, right or interest shall be automatically and unconditionally subordinated to the Senior Debt, the Senior Liens and the Senior Loan Documents.




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

         7. PAYMENTS ON SUBORDINATED DEBT. Should any payment or collateral (in addition to that set forth in the Subordinated Loan Documents) for any part of the Subordinated Debt be received by the Collateral Agent or any Subordinated Creditors in violation of the terms of this Agreement, such payment or collateral shall be delivered forthwith to the Senior Lender for application to the indebtedness of the Borrowers to the Senior Lender or otherwise held pursuant to this Agreement. The Senior Lender is irrevocably authorized and appointed attorney-in-fact for the Collateral Agent and the Subordinated Creditors to supply any required endorsement or assignment. Until so delivered, any such payment or collateral shall be held by the Collateral Agent or any such Subordinated Creditor in receipt of such payment or collateral in trust for the Senior Lender and shall not be commingled with other funds or property of the Collateral Agent or any such Subordinated Creditor.

         8. FORECLOSURE OF SENIOR LOAN DOCUMENTS. The Collateral Agent, on behalf of the Subordinated Creditors, acknowledges that the Senior Lender reserves the right to foreclose the Senior Loan Documents or exercise any other right or remedy with respect to the Senior Loan Documents, in whole or in part, in such order or manner as the Senior Lender elects in its sole discretion. The Collateral Agent, on behalf of the Subordinated Creditors, hereby waives any and all rights it may have to require a marshaling of the Borrowers' assets to repay the Senior Debt in the event of a foreclosure of the Senior Mortgage or the enforcement by the Senior Lender of any of its rights or remedies in connection with the Senior Loan Documents.

         9. EXERCISE OF RIGHTS BY SENIOR LENDER. The Senior Lender may, without affecting the subordination of the Subordinated Debt and the Subordinated Loan
Documents: (a) release or compromise any obligation of any nature with respect to the Senior Loan Documents, (b) release its security interest in, or surrender, release or permit any substitution or exchange of all or any part of any properties securing repayment of the Senior Note, (c) retain or obtain a security interest in any property to secure payment of the Senior Note, or (d) extend, replace, consolidate, modify, or supplement any of the original or subsequent Senior Loan Documents, subject to any express limitations set forth in this Agreement.

         10. SUBORDINATED DEBENTURES. The Collateral Agent, on behalf of the Subordinated Creditors, represents that the Subordinated Debt is not evidenced or secured by any note, bond or other written agreement except the Subordinated Debentures and the Subordinated Loan Documents in the form provided to the Senior Lender. The Collateral Agent, on behalf of the Subordinated Creditors, agree that the Subordinated Debentures shall carry on the facing page thereof the following legend: "This Debenture has been subordinated to certain Senior Debt pursuant to the provisions of a Subordination Agreement dated April 30, 2003, among the maker, the holder hereof and Ocean Bank. Each holder hereof shall be subject to all of the terms and conditions of such Subordination Agreement."

         11. NO OTHER EVIDENCE OF SUBORDINATED DEBT. The Borrowers shall not issue any further instrument or other written evidence with respect to the Subordinated Debt.

         12. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the Senior Lender, the Collateral Agent, and the Subordinated Creditors, and their respective successors and assigns.

         13. SPECIFIC ENFORCEMENT. The Senior Lender is hereby authorized to demand specific performance of this Agreement at any time when the Collateral Agent or the Subordinated Creditors shall have failed to comply with any provision hereof. The Collateral Agent or the Subordinated Creditors hereby irrevocably waive any defenses based on the adequacy of a remedy at law which might be asserted as a bar to the action of the Senior Lender.

         14. FURTHER ASSURANCES. The Collateral Agent, on behalf of the Subordinated Creditors, and each Subordinated Creditor individually, shall execute and deliver to the Senior Lender, and Senior Lender shall execute and deliver to Collateral Agent and Subordinated Creditors, such further instruments as any such party may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.




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

         15. NO OBLIGATIONS ON SUBORDINATED DEBT. The rights granted to the Senior Lender hereunder are solely for its protection and nothing herein contained shall impose on the Senior Lender any duties with respect to the Subordinated Debentures or any property of the Borrowers, except such duties as are imposed by law and cannot be waived by agreement.

         16. RECEIPT OF DOCUMENTS. The Collateral Agent, on behalf of the Subordinated Creditors, hereby acknowledges that each of the Subordinated Creditors has received copies, or has been given the opportunity to review to its satisfaction, of the Senior Note and the other Senior Loan Agreements.

         17. RECORDATION. The parties hereto agree that this Agreement may, at the option of Senior Lender, be recorded in the Public Records of Miami-Dade County, Florida.

         18. NOTICES. All notices hereunder shall be in writing and shall be deemed to have been given (unless otherwise required by the specific provisions hereof in respect of any matter) (i) when delivered personally, (ii) when received via facsimile if on a business day during customary business hours (otherwise, on the next business day), (iii) three (3) days after being deposited in the United States mail, registered, postage prepaid, or (iv) the next business day after being delivered to a nationally recognized overnight courier, addressed as follows:

If to the Collateral Agent or any        The Bank of New York Trust Company of
of the Subordinated Creditors:           Florida, N.A.
                                         10161 Centurion Parkway
                                         Jacksonville, Florida 32256
                                         Attn:  Sharon Atkinson
                                         Fax:  (904) 645-1997

With a copy to:                          Emmet, Marvin & Martin, LLP
                                         120 Broadway, 32nd Floor
                                         New York, New York  10271
                                         Attn:  Irving C. Apar, Esq.
                                         Fax:  (212) 238-3100

If to Borrowers:                         Terremark Worldwide, Inc.
                                         NAP of the Americas, Inc.
                                         2601 South Bayshore Drive, Suite 900
                                         Miami, Florida 33133
                                         Attn:  Jose Gonzalez, Esq.
                                         Fax:  (305) 856-8190

With a copy to:                          Greenberg Traurig, P.A.
                                         1221 Brickell Avenue
                                         Miami, Florida  33131
                                         Attn:  Paul Berkowitz, Esq.
                                         Fax:  (305) 579-0717



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

If to the Senior Lender:           Ocean Bank
                                   780 N. W. 42nd Avenue, Suite 300
                                   Miami, Florida 33126
                                   Attn:  Luis Consuegra, Esq., General Counsel
                                   Fax:  (305) 446-1276

With a copy to:                    Shutts & Bowen, LLP
                                   1500 Miami Center
                                   201 South Biscayne Boulevard
                                   Miami, FL 33131
                                   Attn:  C. Richard Morgan, Esq.
                                   Fax:  (305) 347-7771

         19. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         20. AMENDMENTS. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. This Agreement may be amended only by written instrument signed by the Collateral Agent and the Senior Lender.

         21. GOVERNING LAW: CONSENT TO JURISDICTION; AND WAIVER OF JURY TRIAL. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to any conflict of laws rule or principle which would give effect to the laws of another jurisdiction. The Collateral Agent, on behalf of the Subordinated Creditors, and the Senior Lender submit to the exclusive jurisdiction of the state and federal courts located in Miami-Dade County, Florida. THE COLLATERAL AGENT, ON BEHALF OF THE SUBORDINATED CREDITORS, AND THE SENIOR LENDER WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

         22. DISCLAIMER. Collateral Agent shall not be deemed to owe any fiduciary duty to Senior Lender and shall not be liable to Senior Lender if Collateral Agent shall in good faith mistakenly pay over or distribute to Subordinated Creditors, the Borrowers or any other person cash, property or securities to which Senior Lender is entitled to receive by virtue of this Agreement or otherwise, provided, that the foregoing shall not release any obligation of the Subordinated Creditors to pay over such cash, property or securities to the Senior Lender. With respect to Senior Lender, Collateral Agent undertakes to perform or observe only such of its covenants or obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against Collateral Agent.



                             EXECUTION PAGE FOLLOWS

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

WITNESSES:                             SENIOR LENDER:

                                       OCEAN BANK, a Florida banking corporation


---------------------------            By:
Print Name:                            ----------------------------------------
   ------------------------            Name:
                                       ----------------------------------------
                                       Title:
---------------------------            ----------------------------------------
Print Name:
   ------------------------



                                       COLLATERAL AGENT:

                                       THE BANK OF NEW YORK TRUST COMPANY OF
                                       FLORIDA, N.A., for itself and on behalf
                                       of the Subordinated Creditors



---------------------------            By:
Print Name:                            ----------------------------------------
   ------------------------            Name:
                                       ----------------------------------------
                                       Title:
---------------------------            ----------------------------------------
Print Name:
   ------------------------

                              JOINDER OF BORROWERS

         The undersigned (i) approve of the terms of this Agreement, (ii) agree that the terms hereof are and shall be binding upon and enforceable against the Borrowers, and (iii) acknowledge and agree that they are not intended to be third party beneficiaries of this Agreement, and shall have no right to enforce same against the Senior Lender or the Collateral Agent.

WITNESSES:                             TERREMARK WORLDWIDE, INC., a Delaware
                                       corporation


---------------------------            By:
Print Name:                            ----------------------------------------
   ------------------------            Name:
                                       ----------------------------------------
                                       Title:
---------------------------            ----------------------------------------
Print Name:
   ------------------------


                                       NAP OF AMERICAS, INC., a Florida
                                       corporation


---------------------------            By:
Print Name:                            ----------------------------------------
   ------------------------            Name:
                                       ----------------------------------------
                                       Title:
---------------------------            ----------------------------------------
Print Name:
   ------------------------

STATE OF FLORIDA           )
                           )  SS:
COUNTY OF MIAMI-DADE       )



         The foregoing instrument was acknowledged before me this _____ day of April, 2003, by ________________, as _______________ of OCEAN BANK, on behalf of that bank. He is personally known to me or has produced a driver's license as identification.


                                      Notary Public, State of
                                                              -----------------
                                      Print Name:
                                                 ------------------------------
                                      My commission expires:

                                                                          (Seal)





STATE OF                   )
                           )  SS:
COUNTY OF                  )



         The foregoing instrument was acknowledged before me this _____ day of April, 2003, by ___________________________, as __________________________ of
THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A., on behalf of that association He is personally known to me or has produced a driver's license as identification.


                                      Notary Public, State of
                                                              -----------------
                                      Print Name:
                                                 ------------------------------
                                      My commission expires:

                                                                          (Seal)

STATE OF FLORIDA           )
                           )  SS:
COUNTY OF MIAMI-DADE       )



         The foregoing instrument was acknowledged before me this _____ day of April, 2003, by ____________________, as ______________ of TERREMARK WORLDWIDE,
INC., a Delaware corporation, on behalf of that corporation. He is personally known to me or has produced a driver's license as identification.


                                      Notary Public, State of
                                                              -----------------
                                      Print Name:
                                                 ------------------------------
                                      My commission expires:

                                                                          (Seal)






STATE OF FLORIDA           )
                           )  SS:
COUNTY OF MIAMI-DADE       )



         The foregoing instrument was acknowledged before me this _____ day of April, 2003, by ____________________, as ______________ of NAP OF THE AMERICAS,
INC., a Florida corporation, on behalf of that corporation. He is personally known to me or has produced a driver's license as identification.


                                      Notary Public, State of
                                                              -----------------
                                      Print Name:
                                                 ------------------------------
                                      My commission expires:

                                                                          (Seal)

                                   EXHIBIT "A"


         Lots 1 through 20, inclusive, in Block 38 NORTH, CITY OF MIAMI, according to the Plat thereof, as recorded in Plat Book B, Page 41, Public Records of Miami-Dade County, Florida.